Exhibit 10.1

AMENDMENT

This Amendment, dated as of February 19, 2015 (the "Amendment"), by and between CollabRx, Inc., a Delaware corporation ("CollabRx"), and Medytox Solutions, Inc., a Nevada corporation ("Medytox").

WHEREAS, CollabRx and Medytox are parties to that certain Loan and Security Agreement, dated as of January 16, 2015 (the "Loan Agreement");

WHEREAS, CollabRx and Medytox are parties to that certain Agreement, dated as of January 16, 2015 (the "Fee Agreement");

WHEREAS, CollabRx anticipates issuing up to 4,416,000 shares of common stock and warrants to purchase up to 4,416,000 shares of common stock, pursuant to the Registration Statements on Form S-1 (Registration Nos. 333-199477 and 333-202209) (the "Registration Statement"); and

WHEREAS, in connection with the offering contemplated by the Registration Statement, the parties desire to amend the Loan Agreement and the Fee Agreement as provided in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Fee Agreement.  For purposes of the Fee Agreement, the consummation of the offering of shares of common stock and warrants to purchase shares of common stock pursuant to the Registration Statement shall not constitute an Alternative Transaction as defined in the Fee Agreement; provided, that, upon consummation of such offering, no "person" or "group" (as such terms are defined  in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) shall have "beneficial ownership" (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of thirty-five percent (35%) or more of the outstanding shares of any class of voting securities of CollabRx.

2.            Loan Agreement.  For purposes of the Loan Agreement, the consummation of the offering of shares of common stock and warrants to purchase shares of common stock pursuant to the Registration Statement shall not (i) constitute a Change of Control as defined in the Loan Agreement; provided, that upon consummation of such offering, no "person" or "group" (as such terms are defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) shall have "beneficial ownership" (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of thirty-five percent (35%) or more of the outstanding shares of any class of voting securities of CollabRx, and (ii) constitute a breach of CollabRx's covenant in Section 6.1.2 to conduct its business in the ordinary course in a manner consistent with past practice.

3.            Advances.  CollabRx agrees not to request any further Advances (as such term is defined in the Loan Agreement) from Medytox pursuant to the Loan Agreement until after  it has spent at least the greater of (a) $1,500,000 of the proceeds or (b) 60% of the net proceeds of the offering pursuant to the Registration Statement and has provided documentation, reasonably acceptable to Medytox, verifying the same.

4.            Miscellaneous.  This Amendment may be executed in any number of counterparts, each of which is an original and all of which are identical.  Each counterpart of this Amendment is to be deemed to be an original hereof and all counterparts collectively also be deemed but one agreement.  This Amendment shall be governed by the laws of the State of Florida as the same are in effect from time to time without reference to the conflict of laws principles thereof.  Headings contained in this Amendment are included hereunder for reference purposes only, shall not constitute a part of this Amendment for any other purpose and shall not be deemed to affect the meaning or construction of any of the provisions hereof.  On and after the date hereof, each reference in the Fee Agreement or the Loan Agreement to "this Agreement", "this Loan Agreement", "hereunder", "hereof" or words of like import referring to the Fee Agreement or the Loan Agreement, as the case may be, shall in each case mean and be a reference to the Fee Agreement or the Loan Agreement, each as amended herein.  Except as specifically amended herein, the Fee Agreement and the Loan Agreement shall continue to be in full force and effect.

IN WITNESS WHEREOF, each of the parties has duly executed and delivered this Amendment as of the date first above written.

COLLABRX, INC.

By:	/s/ Thomas R. Mika
Name:	Thomas R. Mika
Title:	President and CEO

MEDYTOX SOLUTIONS, INC.

By:	/s/ Seamus Lagan
Name:	Seamus Lagan
Title:	CEO